BDO Seidman, LLP
Accountants and Consultants

1900 Avenue of the Stars, 11th Floor
Los Angeles, California 90067
Telephone: (310) 557-0300
Fax: (310) 557-1777

Consent of Independent Registered Public Accounting Firm

Applied Signal Technology, Inc.
Sunnyvale, California

We hereby consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-115002, 333-104756, 333-108011, 333-68146, 333-68148, 333-52308 and 333-72212), relating to the 2004 Stock Incentive Plan, 1993 Employee Stock Purchase Plan, the 1991 Stock Option Plan, the 2000 Stock Option Plan, and the 2001 Stock Option Plan of Applied Signal Technology, Inc. of our report dated August 19, 2005, relating to the financial statements of Dynamics Technology, Inc. appearing in Applied Signal Technology, Inc.'s Current Report on Form 8-K/A dated September 14, 2005.

BDO Seidman, LLP

BDO Seidman, LLP
Los Angeles, California

September 14, 2005